United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 10, 2021

Fidelity National Information Services, Inc.

(Exact name of Registrant as Specified in its Charter)

1-16427

(Commission

File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Address of Principal Executive Offices)

(904) 438-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
Floating Rate Senior Notes due 2021	FIS21B	New York Stock Exchange
0.125% Senior Notes due 2021	FIS21C	New York Stock Exchange
1.700% Senior Notes due 2022	FIS22B	New York Stock Exchange
0.125% Senior Notes due 2022	FIS22C	New York Stock Exchange
0.750% Senior Notes due 2023	FIS23A	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
2.602% Senior Notes due 2025	FIS25A	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Early Settlement of Maximum Tender Offer

On March 10, 2021, FIS completed the early settlement of its previously announced tender offer (the “Maximum Tender Offer”) to purchase for cash up to an increased aggregate maximum repurchase amount of $566,958,000 principal amount of its outstanding 4.250% Senior Notes due 2028, its outstanding 3.750% Senior Notes due 2029, its outstanding 4.500% Senior Notes due 2046 and its outstanding 1.500% Senior Notes due 2027 (collectively, the “Maximum Tender Offer Notes”). The table below lists the aggregate principal amount of each series of the Maximum Tender Offer Notes that was accepted for purchase and the aggregate principal amount that remains outstanding for each such series following the early settlement.

Title of Notes	Principal Amount Tendered and Accepted for Purchase	Principal Amount Outstanding After Maximum Tender Offer
4.250% Senior Notes due 2028	$170,930,000	$229,070,000
3.750% Senior Notes due 2029	$396,028,000	$603,972,000

The Maximum Tender Offer is scheduled to expire at 11:59 p.m., New York City time, on March 22, 2021, unless extended or earlier terminated. Because the Maximum Tender Offer was fully subscribed as of 5:00 p.m., New York City time, on March 8, 2021 (such time and date, the “Early Tender Date”), holders who tender Maximum Tender Offer Notes after the Early Tender Date will not have any of their Maximum Tender Offer Notes accepted for purchase.

The aggregate purchase price for the Maximum Tender Offer Notes accepted for purchase in the Maximum Tender Offer, including accrued interest and an early tender payment of $50 per $1,000 principal amount of Maximum Tender Offer Notes accepted for purchase, was $652,498,321.15.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.

Date: March 10, 2021

	By:	/s/ Marc M. Mayo
	Name:	Marc M. Mayo
	Title:	Corporate Executive Vice President and Chief Legal Officer